SUPPLEMENT

DATED MARCH 13, 2015 TO

HARTFORD GLOBAL EQUITY INCOME FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS

DATED MARCH 1, 2015

Effective immediately, the above referenced Prospectus is revised as follows:

The first paragraph under the heading “FUND DISTRIBUTIONS AND TAX MATTERS — Dividends and Distributions” is deleted in its entirety and replaced with the following:

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of the Fund are normally declared and paid annually.  Dividends from net investment income of the Fund are declared and paid quarterly.

This Supplement should be retained with your Prospectus for future reference.

HV-7216	March 2015